SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 9, 2002

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29637 (Commission File Number)	77-0432030 (I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(408) 570-9700

(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)

ITEM 5. OTHER EVENTS.

     On July 9, 2002, Selectica, Inc. issued a press release announcing the resignation of Raj Jaswa as President and Chief Executive Officer and the appointment of Sanjay Mittal to both offices. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.	Description.

99.1	Press Release of Selectica, Inc., dated July 9, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 10, 2002	By:	/s/ Sanjay Mittal Sanjay Mittal President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Selectica, Inc., dated July 9, 2002.